UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2012

CROCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7477 East Dry Creek Parkway Niwot, Colorado		80503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 11, 2012, Crocs, Inc. updated its investor presentation materials. A copy of these materials is furnished as Exhibit 99.1 to this report. We use these materials from time to time in our conversations with investors, analysts, and other interested parties.

In addition, we will make the following investor presentation that will be webcast publicly:

•	Wedbush Securities 13th Annual California Dreamin’ Consumer Conference “The New York Edition” in New York City on December 11, 2012 at 9:10 am ET.

The presentation will be available by clicking the ‘Investor Relations’ link under the Company section on www.crocs.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Crocs, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: December 10, 2012	By:	Jeffrey J. Lasher
Jeffrey J. Lasher
Senior Vice President – Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Crocs, Inc. Investor Presentation